SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 3, 2004

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

Indiana                            1-5627                    13-5158950
---------------                    ------------              ----------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
organization)

                4 West Red Oak Lane
             White Plains, New York                               10604
     ---------------------------------------                      ----------
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

          (Former name or former address if changed since last report)


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ITEM 5. OTHER EVENTS

On February 3, 2004 ITT Industries, Inc. issued a press release announcing the decision by the Board of Directors to implement a CEO succession plan as Louis
J. Giuliano, Chairman, President and Chief Executive Officer of ITT Industries, Inc. announced his intention to retire. A copy of this press release is attached and incorporated by reference herein as Exhibit 99.1.

Exhibit Index

(99.1) Press release dated February 3, 2004 issued by ITT Industries, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ITT INDUSTRIES, INC.

                                            By:  /s/ Kathleen S. Stolar
                                                 -------------------------------
                                                 Kathleen S. Stolar

                                            Its: Vice President, Secretary
                                                 and Associate General Counsel

Date: February 4, 2004